CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


To  the  Board  of  Directors
MT Ultimate Healthcare Corp.
Brooklyn, New York

We hereby consent to the incorporation by reference in this Form SB-2 Registration Statement of our report dated March 16, 2004, relating to the consolidated financial statements of MT Ultimate Healthcare Corp., for the years ended December 31, 2002 and 2003, appearing herein.

October 5,  2004

/s/ Clyde Bailey P.C.

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